35th Annual J.P. Morgan Healthcare Conference

Kenneth A. Burdick, Chief Executive Officer
Drew Asher, Chief Financial Officer

January 11, 2017

WellCare Health Plans

Cautionary Statements

WellCare Health Plans

These materials and oral statements made from time to time by executive officers of WellCare may contain "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words "believe," "expect," "predict," "project," "potential," "estimate," "anticipate," "should," "intend," "may," "will," and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in WellCare's business and competitive strengths, all of which involve risks and uncertainties.

For example, statements regarding the company's financial outlook, the start date of new Medicaid programs, and the timing, closing and financial impact of pending acquisitions contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, WellCare's progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare's ability to effectively estimate and manage growth, WellCare's ability to effectively execute and integrate acquisitions, potential reductions in Medicaid and Medicare revenue, WellCare's ability to estimate and manage medical benefits expense effectively, including through its vendors, its ability to negotiate actuarially sound rates, especially in new programs with limited experience, the appropriation and payment by state governments of Medicaid premiums receivable, the timing and ability to satisfy closing conditions for pending acquisitions, including receipt of regulatory approvals, adjustments to the purchase price of pending acquisitions and the manner of payment of the purchase price for pending acquisitions, the outcome of any protests and litigation related to Medicaid awards, the approval of Medicaid contracts by CMS, any changes to the programs or contracts, WellCare's ability to address operational challenges related to new business, WellCare's ability to meet the requirements of readiness reviews, and WellCare's ability to comply with the terms of the Corporate Integrity Agreement. Given the risks and uncertainties inherent in forward-looking statements, any of WellCare's forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information concerning these and other important risks and uncertainties can be found in the company's filings with the U.S. Securities and Exchange Commission ("SEC"), included under the captions "Forward-Looking Statements" and "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2015, Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 and other filings by WellCare with the SEC, which contain discussions of WellCare's business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from WellCare's forward-looking statements. WellCare's forward-looking statements speak only as of the date on which the statements are made. WellCare undertakes no duty, and expressly disclaims any obligation, to update these forward-looking statements to reflect any future events, developments or otherwise.

All forward-looking statements included in these materials are based upon information available to WellCare as of the date of these materials, and the company assumes no obligation to update or revise any such forward-looking statements.

WellCare's 2016 and 2017 financial guidance is as of December 19, 2016 and is not being updated in conjunction with this presentation.

Diversified Government Programs Portfolio

WellCare Health Plans

Medicaid	Medicare Advantage	Medicare PDP
11 states	**16** states	**50** states


27%
Membership
9%
64%


6%
28%
Premium Revenue
66%

Medicaid Health Plans	2,426,000
Medicare Health Plans	338,000
Medicare PDP	1,012,000
Total membership	**3,776,000**

Medicaid Health Plans	$9.2 billion
Medicare Health Plans	$3.9 billion
Medicare PDP	$825.0 million
Total premium revenue	**$13.9 billion**

Membership as of September 30, 2016
Medicaid Health Plans premium revenue and total premium revenue adjusted to exclude an estimated $109.0 million to $112.0 million in Medicaid premium taxes and an estimated $240.0 million to $244.0 million for Medicaid ACA industry fee reimbursement.
Premium revenue for each segment based on midpoint of full-year 2016 guidance as of December 19, 2016.

Medicaid Health Plans

WellCare Health Plans

Serving approximately 2.4 million members* in 11 states across a broad spectrum of eligibility groups

- **Closed acquisition of Care1st Arizona on December 31, 2016**
  - **Adds ~113,000 Medicaid members****
- **Launched Nebraska Medicaid on January 1, 2017**
- **Successfully reprocured Missouri Medicaid contract**
  - **Expands program statewide**
  - **Expected effective date May 1, 2017**
- **Announced acquisition of Phoenix Health Plan's Medicaid assets in Arizona**
  - **Complements acquisition of Care1st Arizona**
  - **Serves ~50,000 Medicaid members** in Maricopa county**



WCG Medicaid states

New WCG Medicaid states: Arizona effective 12/31/16 and Nebraska effective 1/1/17

*Membership as of September 30, 2016
**Membership as of December 1, 2016

Medicare Health Plans

WellCare Health Plans

Serving 338,000 members in 16 states

- Meaningfully improved Medicare Health Plans performance over past two years
- Positioned for continued margin expansion and growth in 2017
- Announced acquisition of Universal American Corp. on November 17, 2016
  - ~114,000 Medicare Advantage members in Texas, New York and Maine
- Focus on multi-year Star Rating initiatives
  - Significant quality investment in 2017, reflected in 2017 MBR guidance


WCG Medicare states
New WCG Medicare states: Arizona effective 12/31/16

Membership as of September 30, 2016

UAM Acquisition: A Compelling Strategic Fit

WellCare Health Plans

Strengthens WCG's MA business

- Increases MA membership by ~34%
- Deepens presence in Texas and New York
- Diversifies MA membership by adding large mainstream book of MA business

Augments WCG's quality improvement and value-based contracting efforts

- Adds 4.5 Star HMO plan in Texas
- Adds 4.0 Star PPO plan in New York and Maine
  - Leverage best practices to improve Star ratings of total MA business
- Adds established primary care physician engagement model with proven savings

Grows and diversifies WCG's government sponsored portfolio

- Represents ~10% revenue growth compared with 2016 total premium revenue guidance
- Acquisition further diversifies premium revenue mix

Accretive to Adjusted EPS	• $0.60 to $0.70 accretive to adjusted EPS in year 1 following transaction close • Incremental $0.10 accretion to adjusted EPS in year 2 following transaction close

Note: The estimated financial and operational impact of the transaction remains subject to satisfying the closing conditions for the acquisition, among other factors.

Medicare PDP

WellCare Health Plans

Serving 1.0 million members nationwide

- Increased 2017 auto-assign footprint to 30 regions under the benchmark as a result of 2017 bid strategy

- Significant improvement in PDP performance over past two years

- MBR range of 80.5% to 82.50% in 2017
  - Focused on long-term MBR stability coupled with growth

- Significant PDP drug spend helps drive cost structure in Medicaid and MA
  - Improved cost structure benefits members and federal and state customers

Membership as of September 30, 2016

2017 Guidance

WellCare Health Plans

Guidance Metrics	2017 Guidance (As of December 19, 2016)
Segment premium revenue	
GAAP Medicaid Health Plans	$10.3B to $10.7B
Adjusted Medicaid Health Plans(1)	$10.2B to $10.6B
Medicare Health Plans	$4.1B to $4.3B
Medicare PDP	$825M to $900M
Total GAAP premium revenue	$15.225B to $15.900B
Total adjusted premium revenue(1)	$15.125B to $15.800B
Medicaid ACA industry fee reimbursement	N/A
Investment & other income	$18M to $21M
Segment MBR:	
GAAP Medicaid Health Plans	88.60% to 89.60%
Adjusted Medicaid Health Plans(1)	89.50% to 90.50%
Medicare Health Plans	85.50% to 86.75%
Medicare PDP	80.50% to 82.50%
Adjusted SG&A ratio(2)(6)	7.7% to 7.9%
ACA industry fee expense	N/A
GAAP depreciation & amortization (D&A) expense	$100M to $105M
Adjusted D&A expense (3)	$87M to $91M
Interest expense	$58M to $60M
Adjusted effective income tax rate(4)(6)	37.50% to 39.00%
Adjusted earnings per diluted share(5)(6)	**$6.00 to $6.25**

2017 Guidance: EPS Drivers

- Continued Medicare Advantage margin expansion (+)
- Organic growth in Medicaid and Medicare (+)
- Care1st Arizona acquisition (+)
- Georgia Medicaid membership decline with addition of fourth managed care plan (−)
- PDP margin "reset" (−)

*WellCare is not able to project amounts associated with the investigation-related costs and, therefore, cannot reconcile adjusted EPS to total projected GAAP EPS.

Note: Refer to the Appendix for footnotes and basis of presentation

Focus on Long-Term Growth

WellCare Health Plans

Well-positioned for future growth opportunities

Long-term growth opportunities

- Expansion of existing Medicaid programs to complex populations
- ACA-like Medicaid expansion
- Medicare M&A
- Medicare Advantage penetration and expansion
- Medicaid M&A
- Greenfield opportunities with new Medicaid RFPs

WCG: Value Proposition

WellCare Health Plans

- Solely focused on the growth “sweet spot” of managed care
  - Government-sponsored managed care
  - Serving medically complex populations provides significant value to government customers and members
  - Significant penetration opportunity in Medicaid and Medicare Advantage
- Disciplined focus on operational and financial execution
- Combination of margin expansion and growth opportunity

Appendix

2017 Guidance Footnotes

WellCare Health Plans

1. Excludes an estimated $113.0 million to $118.0 million in Medicaid premium taxes.
2. Excludes estimated Medicaid premium taxes and investigation-related costs.
3. Excludes an estimated $13.0 million to $14.0 million of acquisition-related amortization expenses.
4. Excludes the estimated income tax effect associated with the investigation-related costs and acquisition-related amortization expenses.
5. The company estimates adjusted earnings per diluted share guidance by adjusting net income for the estimated net of tax effect of investigation-related costs and acquisition-related amortization expense.
6. WellCare is not able to project amounts associated with the investigation-related costs and, therefore, cannot reconcile these metrics to total projected GAAP metrics.

2017 Basis of Presentation

In addition to results determined under GAAP, WellCare provides certain non-GAAP measurements that management believes are useful in assessing the company's performance. Earnings per share, net income and, as noted below, other specific operating and financial results have been adjusted for the effect of certain expenses related to previously disclosed government investigations and related litigation and resolution costs ("investigation-related costs"); and amortization expense associated with prior acquisitions ("acquisition-related amortization expenses"). Management believes these items are not indicative of long-term business operations performance.

The company is not able to project at the time of this presentation the amount of future expenses associated with investigation-related costs and, therefore, cannot reconcile projected non-GAAP metrics affected by this item to projected GAAP metrics.

Following is a description of the adjustments made to 2017 GAAP measures used to calculate the non-GAAP measures used in this presentation.

Adjusted premium revenue (non-GAAP) = Total premium revenue (GAAP) less Medicaid premium taxes revenue. The company's adjusted Medicaid Health Plans segment premium revenue uses this non-GAAP definition of adjusted premium revenue.
MBR (GAAP) = medical benefits expense divided by total premium revenue (GAAP).
Adjusted MBR (non-GAAP) = medical benefits expense divided by adjusted premium revenue. The company's adjusted Medicaid Health Plans segment MBR uses this non-GAAP definition of adjusted MBR.
SG&A expense ratio (GAAP) = SG&A expense (GAAP) divided by total premium revenue (GAAP).
Adjusted SG&A expense (non-GAAP) = SG&A expense (GAAP) less investigation-related costs.
Adjusted SG&A ratio (non-GAAP) = adjusted SG&A expense divided by adjusted premium revenue.
Adjusted depreciation & amortization = depreciation & amortization expense (GAAP) less acquisition-related amortization expenses.
Adjusted income before taxes (non-GAAP) = income before income taxes (GAAP) less investigation-related costs and acquisition-related amortization expenses.
Adjusted income tax expense (non-GAAP) = income tax associated with the applicable adjusted income before taxes, based on the applicable effective income tax rate.
Adjusted effective income tax rate (non-GAAP) = adjusted income tax expense divided by adjusted income before taxes.
Adjusted net income (non-GAAP) = adjusted income before taxes less adjusted income tax expense.
Net income margin (GAAP) = net income (GAAP) divided by total premium revenue (GAAP).
Adjusted net income margin (non-GAAP) = adjusted net income divided by adjusted premium revenue.
Adjusted earnings per diluted share (non-GAAP) = Adjusted net income divided by weighted average common shares outstanding on a fully diluted basis.

2016 Basis of Presentation

In addition to results determined under GAAP, WellCare provides certain non-GAAP measurements that management believes are useful in assessing the company's performance. Earnings per share, net income and, as noted below, other specific operating and financial results have been adjusted for investigation-related costs; transitory costs related to the company's decision to change its pharmacy benefit manager as of January 1, 2016 ("PBM transitory costs"); certain nonrecurring incurred Iowa-related SG&A expenses relating to readiness costs, certain wind-down costs of WellCare's Iowa operations and certain legal costs ("Iowa SG&A costs"); costs related to the divestiture of Sterling ("Sterling divestiture costs") and acquisition-related amortization expenses.

The company is not able to project at the time of this presentation the amount of future investigation-related costs and, therefore, cannot reconcile projected non-GAAP metrics affected by this item to projected GAAP metrics.

Following is a description of the adjustments made to 2016 GAAP measures used to calculate the non-GAAP measures used in this presentation.

Adjusted premium revenue (non-GAAP) = Total premium revenue (GAAP) less Medicaid premium taxes revenue and Medicaid reimbursements of the ACA industry fee. The company's adjusted Medicaid Health Plans segment premium revenue uses this non-GAAP definition of adjusted premium revenue.
MBR (GAAP) = medical benefits expense divided by total premium revenue (GAAP).
Adjusted MBR (non-GAAP) = medical benefits expense divided by adjusted premium revenue. The company's adjusted Medicaid Health Plans segment MBR uses this non-GAAP definition of adjusted MBR.
SG&A expense ratio (GAAP) = SG&A expense (GAAP) divided by total premium revenue (GAAP).
Adjusted SG&A expense (non-GAAP) = SG&A expense (GAAP) less investigation-related costs, PBM transitory costs, Sterling divestiture costs and Iowa SG&A costs.
Adjusted SG&A ratio (non-GAAP) = adjusted SG&A expense divided by adjusted premium revenue.
Adjusted depreciation & amortization = depreciation & amortization expense (GAAP) less acquisition-related amortization expenses.
Adjusted income before taxes (non-GAAP) = income before income taxes (GAAP) less investigation-related costs, PBM transitory costs, Sterling divestiture costs, Iowa SG&A costs and acquisition-related amortization expenses.
Adjusted income tax expense (non-GAAP) = income tax associated with the applicable adjusted income before taxes, based on the applicable effective income tax rate.
Adjusted effective income tax rate (non-GAAP) = adjusted income tax expense divided by adjusted income before taxes.
Adjusted net income (non-GAAP) = adjusted income before taxes less adjusted income tax expense.
Net income margin (GAAP) = net income (GAAP) divided by total premium revenue (GAAP).
Adjusted net income margin (non-GAAP) = adjusted net income divided by adjusted premium revenue.
Adjusted earnings per diluted share (non-GAAP) = Adjusted net income divided by weighted average common shares outstanding on a fully diluted basis.